UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2025

Energy Vault Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39982	85-3230987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4165 East Thousand Oaks Blvd.,, Suite 100 Westlake Village, California 91362
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (805) 852-0000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NRGV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure
On March 20, 2025, Energy Vault Holdings, Inc.’s (the “Company”) management hosted several investor calls in relation to their scheduled earnings call on March 18, 2025. In answer to specific investor questions, management indicated that:
•Two project financings – Calistoga Resiliency Center in California and Cross Trails in Texas – are expected to generate proceeds of ~$60-65 million between the project financing and the monetization of investment tax credits (ITC).
•In addition to the two project financings with ITC’s noted above, there is one additional ITC for the Company’s microgrid in Snyder, Texas with expected proceeds of ~$10-15 million, bringing the total expected cash inflows in the range of $70-80 million.
•Regarding the timing of the closing and cash availability of the various financings, management shared that it is expected to be within the next two quarters (Q2 and Q3 2025), beginning with Calistoga Resiliency Center in April 2025.
•Regarding a specific question on use of the ATM facility and any existing authorizations to utilize the facility, management confirmed that there have been no authorizations by the Board or the Pricing Subcommittee to use the facility.
•Regarding a specific question on expected 2025 Adjusted EBITDA guidance given the updated 2025 revenue range impacted by the ownership of project assets (versus build and transfer) and the lower Lithium Ion battery pricing, management stated that it expects to achieve Adjusted EBITDA positive in Q4 2025. A reconciliation of historical net loss to adjusted EBITDA, with net loss being the most directly comparable GAAP measure, can be found in the Company’s earning release filed as an exhibit to the current report on Form 8-K on March 17, 2025. A reconciliation of projected non-GAAP measures has not been provided because certain information necessary to calculate such measures on a GAAP basis is unavailable or dependent on the timing of future events outside of our control. Therefore, because of the uncertainty and variability of the nature of the amount of future adjustments, which could be significant, the Company is unable to provide a reconciliation for these forward-looking non-GAAP measures without unreasonable effort.
Cautionary Note Regarding Forward-Looking Statements
This current report on Form 8-K includes forward-looking statements that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance, including anticipated cash balances and expected returns from project financing. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will” and other similar expressions and include statements regarding the expected timing or proceeds of project financings and tax credit sales and future financial performance (including Adjusted EBITDA). The Company bases these forward-looking statements or projections on its current expectations, plans, and assumptions, which we have made in light of its experience in our industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances at the time. These forward-looking statements are based on the Company’s beliefs, assumptions, and expectations of future performance, taking into account the information currently available to it. These forward-looking statements are only predictions based upon current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including failure to close anticipated project financings or tax credit sales, changes in the Company’s strategy, expansion plans, customer opportunities, future operations, future financial position, estimated revenues and losses, anticipated available cash, projected costs, prospects and plans; the uncertainly of awards, bookings, backlog and developed pipeline equating to future revenue; the lack of assurance that non-binding letters of intent and other indication of interest can result in binding orders or sales; the possibility of the Company’s products to be or alleged to be defective or experience other failures; the implementation, market acceptance and success of the Company’s business model and growth strategy; the Company’s ability to develop and maintain its brand and reputation; developments and projections relating to the Company’s business, its competitors, and industry; the ability of the Company’s suppliers to deliver necessary components or raw materials for construction of its energy storage systems in a timely manner; the impact of health epidemics, on the Company’s business and the actions we may take in response thereto; the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which the Company will be an emerging growth company under the JOBS Act; the Company’s future capital requirements and sources and uses of cash; the international nature of the Company’s operations and the impact of war or other hostilities on its business and global markets; the Company’s ability to obtain funding for its operations and future growth; the Company’s business, expansion plans and opportunities and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 13, 2024, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. New risks emerge from time to time, and it is not possible for the Company’s management to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Any forward-looking statement made by the Company in this current report on Form 8-K speaks only as of the date of this report and is expressly qualified in its entirety by the cautionary statements included herein. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY VAULT HOLDINGS, INC.

Date: March 21, 2025	By:	/s/ Robert Piconi
Name: Robert Piconi
Chief Executive Officer